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                                                                    Exhibit 23.4


          FORM OF CONSENT FOR PERSONS NAMED AS ABOUT TO BE DIRECTORS


           I hereby consent to the reference of my name under "Management" in the registration statement of The Pepsi Bottling Group, Inc. on Form S-1 (Registration No. 333-70291) as a person named as about to become a director of The Pepsi Bottling Group, Inc., and to the filing of this consent as an exhibit to such Registration Statement.

                                   Signed: /s/ Barry H. Beracha
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                                   Name:  Barry H. Beracha
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                                   Date:  March 5, 1999
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